EXHIBIT 99.2

Asset sale agreement

Legend International Holdings Inc.

Paradise Phosphate Pty Ltd ACN 154 180 882

Table of contents

Parties			1

Background			1

Agreed terms			1

1	Definitions and interpretation		1
	1.1	Definitions	1
	1.2	Interpretation	6

2	Conditions Precedent to Completion		7
	2.1	Condition Precedent to Completion	7
	2.2	Obligations in respect of Conditions Precedent	7
	2.3	Waiver of Conditions Precedent	8
	2.4	Termination if conditions not fulfilled	8
	2.5	Continuing Clauses	8

3	EPMA Application Process		8
	3.1	Grant of the Application Sale Interest	8
	3.2	EPM Application Matters	8
	3.3	Obligations in respect of EPM Application Matters	9

4	Sale and purchase of Phosphate Sale Interest		9
	4.1	Agreement	9
	4.2	Title and risk	9
	4.3	Consideration	9

5	Conduct before Completion		9
	5.1	Legend’s conduct involving the Phosphate Sale Interest	9
	5.2	Conduct requiring the consent of Paradise	10
	5.3	Liabilities	10

6	Completion		10
	6.1	Time and place for Completion	10
	6.2	Obligations of Legend on Completion	10
	6.3	Obligations of Paradise on Completion	10
	6.4	Obligations on Completion	11
	6.5	Obligations following Completion	11

7	Contracts		11
	7.1	Assignment	11

	7.2	Seller indemnity	11
	7.3	Consent	12
	7.4	Hold Contract for Buyer’s benefit	12

8	Warranties and representations		12
	8.1	Mutual warranties and representations	12
	8.2	Legend’s warranties and representations	12
	8.3	Application of warranties	13
	8.4	Breach of warranties	13
	8.5	Indirect or consequential loss or damage	13
	8.6	Time limit to bring Claim	13
	8.7	Minimum quantum of Claim	13
	8.8	Maximum liability	13

9	Announcements and confidentiality		13
	9.1	Agreement to remain confidential	13
	9.2	Exceptions	14
	9.3	Public announcement	14

10	Default Event		14
	10.1	Default Events	14
	10.2	Condition of this document	15
	10.3	Results of a Default Event	15
	10.4	Affirmation does not waive breach	15
	10.5	Results of termination	15

11	GST		15
	11.1	GST exclusive	15
	11.2	Sale of a going concern	15
	11.3	Taxable Supply	16
	11.4	Reimbursement or indemnity	16

12	General		16
	12.1	Amendments	16
	12.2	Assignment	16
	12.3	Counterparts	16
	12.4	No merger	16
	12.5	Entire agreement	17
	12.6	Further assurances	17
	12.7	No waiver	17
	12.8	Governing law and jurisdiction	17
	12.9	Severability	17

ii

12.10	Costs	17
12.11	Notices	17

Schedule 1		19
Tenements		19

Execution		20

iii

Asset sale agreement

Dated 7 February 2012

Parties
Legend	Legend International Holdings Inc of Level 8, 580 St Kilda, Melbourne, Victoria 3000
Paradise	Paradise Phosphate Pty Ltd ACN 154 180 882 of Level 8, 580 St Kilda, Melbourne, Victoria 3000

Background

A	Legend is the legal and beneficial owner of the Phosphate Sale Interest.

B	Legend has agreed to sell to Paradise and Paradise has agreed to buy from Legend the Phosphate Sale Interest.

C	The parties have entered into this document to record the terms and conditions of Paradise’s purchase of the Phosphate Sale Interest.

Agreed terms

1	Definitions and interpretation

1.1	Definitions In this document:

Term	Definition
Applications	means the EPM Applications and the EA Applications.

Assets	means:
(a) the Tenements;
(b) any Authorisations relating to the Tenements;
(c) the Environmental Authorities;
(d) the Mining Information and any intellectual property rights created, developed or obtained through carrying out exploration of the Tenements;
(e) the Contracts; and
(f) any information or intellectual property relating to the method of beneficiation of phosphate (including Australian Patent Application 2011205157 and International
Application No. PCT/AU2001/000651.

Term	Definition

Authorisation	means:
(a) an approval, authorisation, consent, declaration, exemption, notarisation, license, quota, permit or waiver, however described, and any condition attaching to it; and
(b) in the context of anything that could be prohibited or restricted by law if a Government Agency acts in any way within a specified period, the expiry of the period without that action being taken, including any renewal, consolidation, replacement, extension or amendment of any of them.
Breaching Party	has the meaning set out in clause 8.4(a).
Business Day	means a day that is not a Saturday, Sunday or public holiday in Brisbane and Melbourne.
Claim	means any claim, action, proceeding or demand, however it arises and whether it is present or future, fixed or unascertained, actual or contingent.
Completion	means completion of the sale and purchase of the Phosphate Sale Interest under this document.
Completion Date	means the next Business Day following satisfaction or waiver of the Conditions Precedent or another date Legend and Paradise agree in writing.
Conditions Date	means 30 days after the date of this document or such later date Legend and Paradise agree in writing.
Conditions Precedent	means the Conditions Precedent set out in clause 2.1.
Consideration	has the meaning set out in clause 4.3.
Continuing Clauses	means clauses 1, 9 and 12.
Contracts	means:
(a) the Farm In Agreement;
(b) the Royalty Agreements;
(c) Compensation Agreement – D-Tree North between Bezuma Pastoral Co Pty Ltd and Legend;
(d) Compensation Agreement – Paradise North between Bezuma Pastoral Co Pty Ltd and Legend;
(e) Compensation Agreement – Paradise North Project - between Calton Hills Pty Ltd and Legend & Supplementary Agreement dated 24 January 2011;
(f) Compensation Agreement – Access land for mining lease ML 90191 between Kalkadoon People #4 and Legend & Supplementary Agreement dated 20 January 2011;
(g) Section 31 (Native Title) Deed between The State of Queensland, Legend and Indjalandji-Dhidhanu (ML 90190) & Section 31 (Native Title) Deed between The State of Queensland, Legend and Indjalandji-Dhidhanu (ML 90191); and
(h) D-Tree North DSO and Paradise North DSO Mining Projects Ancilliary agreement between Indjalandji-Dhidhanu people and Legend.

Term	Definition

Corporations Act	means Corporations Act 2001 (Cth).
Deal With	means to assign, transfer, declare a trust over or otherwise to alienate, or create or allow the creation of an Encumbrance over of or in respect of.
Default Event	has the meaning set out in clause 10.1.
Defaulting Party	has the meaning set out in clause 10.3.
Disclosure Notice	has the meaning set out in clause 8.4(a).
EA Applications	has the meaning set out in clause 3.1(a).
Encumbrance	means:
(a) the Existing Encumbrances;
(b) any mortgage, charge, pledge or lien, and any security interest or a preferential or adverse interest of any kind;
(c) a title retention arrangement;
(d) a right of any person to purchase, occupy or use assets (including under a hire purchase agreement, option, licence, lease, or agreement to purchase);
(e) a right to set-off or right to withhold payment of a deposit or other money;
(f) an easement, restrictive covenant, caveat or similar restriction over property (except, in the case of land, a covenant noted on the certificate of title to the land concerned); or
(g) an agreement to create any of the items referred to in paragraphs (b) to (f) above or to allow any of those items to exist.
Effective Date	means 1 January 2012.
Environmental Authorities	means the environmental authorities in relation to the Tenements issued under the Environmental Protection Act 1994 (Qld) including numbers:
(a) MIC200800608;
(b) MIC200931609;
(c) MIN200906809;
(d) MIC200447806;
(e) MIC200724908;
(f) MIN200736608;
(g) MIN200796108;
(h) MIN200780108;
(i) MIN200765108;
(j) MIC200746608;
(k) MIN100876109; and
(l) MIN100916309,
and any replacement of those environmental authorities and any other environmental authority issued at any time for the Tenements.

Term	Definition

EPM Applications	has the meaning set out in clause 3.1(a).
EPM Application Matters	has the meaning set out in clause 3.2.
Existing Encumbrances	means the Farm In Agreement and the Royalty Agreements.
Farm In Agreement	means the farm in agreement entered into between Legend and King Eagle Resources Pty Ltd on 21 May 2008.
Government Agency	means:
(a) a government or government department or other body;
(b) a government, semi-governmental or judicial person; or
(c) a person (whether autonomous or not) who is charged with the administration of a law.
GST	has the meaning given by the GST Act.
GST Act	means the A New Tax System (Goods and Services Tax) Act 1999 (Cth).
Input Tax Credit	has the meaning given to that term in the GST Act.
Insolvency Event	means:
(a) a receiver, manager, receiver and manager, trustee, administrator, controller (as that term is defined in section 9 Corporations Act) is appointed in respect of a person or any asset of a person;
(b) a liquidator or provisional liquidator is appointed in respect of a person;
(c) an application is made to a court for an order, or an order is made, or a meeting is convened, or a resolution is passed, for the purpose of:
(i) appointing a person referred to in paragraph (a) or (b);
(ii) winding up a person; or
(iii) proposing or implementing a scheme or arrangement in respect of a person;
(d) a person stops or suspends payment to creditors generally or enters into an arrangement, assignment or composition with or for the benefit of its creditors generally or any class of them or proposes to do so; or
(e) anything analogous or having a similar effect to an event listed in items (a) to (d) occurs.
Joint Venture Operator	has the meaning given to that term in the GST Act.
Legend Warranties	means the warranties referred to in clauses 8.1 and 8.2 made by Legend in favour of Paradise.
Liabilities
includes liabilities, expenses, duties and obligations of any nature, however arising, including penalties, fines and interests, and including those which are prospective or contingent and those the amount of which for the time being is not ascertained or ascertainable.

Losses
includes losses, damages, costs, expenses and Liabilities incurred by the person concerned, however arising, including those that are prospective or contingent and those the amount of which is not ascertained or ascertainable, and includes loss of profit or expected profit, and diminution in value.

Term	Definition

Mining Act	means the Mineral Resources Act 1989 (Qld) and any regulations made under it.
Mining Information
means all information to the extent owned or controlled by Legend with respect to the Tenements or the proposed fertiliser complex in Mount Isa including, but not limited to, all surveys, maps, mosaics, aerial photographs, electromagnetic tapes, electromagnetic or optical disks, sketches, drawings, memoranda, drill cores, logs of drill cores, geophysical, geological or drill maps, sampling and assay reports, notes and other relevant information and data in whatever form, including without limitation the information contained in any feasibility study.

Mining Lease	means a mining lease granted in respect of any of the Tenements under the Mining Act and any renewal, consolidation, replacement, extension or amendment of that mining lease.
Minister	means the Minister from time to time responsible for administering the Mining Act.
Non-Breaching Party	has the meaning set out in clause 8.4 (a).
Non-defaulting Party	has the meaning set out in clause 10.3.
Phosphate Sale Interest	means the Assets and the Applications.
Recipient	has the meaning given to that term in the GST Act.
Related Body Corporate	has the meaning given to that term in section 50 Corporations Act.
Relevant Time	means the later of:
(a) the time the consideration for the Supply is payable; and
(b) ten Business Days after the Supplier gives the Recipient reasonable evidence that the Supply is a Taxable Supply.
Representative Member	has the meaning given to that term in the GST Act.
Royalty Agreements	means the:
(a) share sale agreement entered into between Legend, Real Grumpy Pty Ltd and Ernst Alfred Kohler dated on or about 20 February 2008; and
(b) the joint venture agreement entered into between Legend and Mt. Isa Metals Limited dated 8 April 2009 as varied by a deed of variation dated 19 October 2009.
Security Deposit	means any security deposits, guarantees and bonds provided by Legend under the Mining Act in relation to the Tenements prior to Completion.
Service Agreement	means the Service Agreement between Legend and Paradise executed on or about the date of this agreement.

Term	Definition

Subsequent Default Event	has the meaning set out in clause 10.4.
Supplier	means the entity making the Supply.
Supply	has the meaning given to that term in the GST Act.
Tax Invoice	has the meaning given to that term in the GST Act.
Taxable Supply	has the meaning given to that term in the GST Act.
Tenements	means the tenements set out in Schedule 1 and any renewal, consolidation, replacement, extension or amendment of those tenements and subject to clause 3, the EPM Applications.
Transfer Forms	means the transfer forms required to be entered into under the Mining Act for registration of the transfer of the Tenements and Environmental Authorities described under this document.

1.2	Interpretation In this document:

(a)	a singular word includes the plural and vice versa;

(b)	a word which suggests one gender includes the other gender;

(c)
a reference to a clause, schedule, annexure or party is a reference to a clause of, and a schedule, annexure or party to, this document and references to this document include any schedules or annexures;

(d)	a reference to a party to this document or any other document or agreement includes the party’s successors, permitted substitutes and permitted assigns;

(e)	if a word or phrase is defined, its other grammatical forms have a corresponding meaning;

(f)	a reference to a document or agreement (including a reference to this document) is to that document or agreement as amended, supplemented, varied or replaced;

(g)	a reference to this document includes the agreement recorded by this document;

(h)
a reference to legislation or to a provision of legislation (including subordinate legislation) is to that legislation as amended, re-enacted or replaced, and includes any subordinate legislation issued under it;

(i)	if any day on or by which a person must do something under this document is not a Business Day, then the person must do it on or by the next Business Day;

(j)	a reference to a person includes a corporation, trust, partnership, unincorporated body, government and local authority or agency, or other entity whether or not it comprises a separate legal entity;

(k)	a reference to ‘month’ means calendar month; and

(l)	a reference to ‘$’ or ‘dollar’ is to Australian currency.

2	Conditions Precedent to Completion

2.1
Condition Precedent to Completion

Except for this clause and the Continuing Clauses, performance of the obligations under this document are subject to satisfaction or waiver of the following conditions:

(a)	the execution by Legend of Transfer Forms in respect of the Tenements and the Environmental Authorities;

(b)	the execution by Legend of the Service Agreement between Legend and Paradise; and

(c)	the execution of employment agreements between Paradise and Edward Walker and Craig Michael;

(d)	Legend obtaining written consents to the transfer of ML 90191 and ML 90190 (as applicable) to Paradise from the following parties:

(i)	Real Grumpy Pty Ltd;

(ii)	Ernst Alfred Kohler; and

(iii)	Bezuma Pastoral Co Pty Ltd.

2.2	Obligations in respect of Conditions Precedent Each party must:

(a)	cooperate with the other and use best endeavours to procure that the Conditions Precedent are fulfilled as soon as reasonably possible;

(b)
sign and deliver all documents or, if a Related Body Corporate is party to any of those documents, procure execution by the Related Body Corporate and do everything necessary or desirable to carry out its obligations under this clause 2;

(c)	take no action that might prevent or hinder satisfaction of the Conditions Precedent;

(d)	supply to the other party copies of all applications made and all information supplied to enable satisfaction of the Conditions Precedent;

(e)	keep the other party regularly informed of the status of any discussions or negotiations with relevant third parties about the Conditions Precedent; and

(f)	promptly notify the other party when the Conditions Precedent have been satisfied or if the Conditions Precedent cannot be satisfied.

2.3	Waiver of Conditions Precedent A Condition Precedent may only be waived if both parties agree in writing to waive the Condition Precedent.

2.4
Termination if conditions not fulfilled

If the Conditions Precedent are not satisfied, or waived under clause 2.3, on or before the Conditions Date then all rights and obligations under this document terminate on the day after the Conditions Date, other than:

(a)	the Continuing Clauses; and

(b)	rights and obligations that accrue on or before the Conditions Date.

2.5
Continuing Clauses

If this document is terminated under clause 2.4, except for this clause and the Continuing Clauses, this document will have no effect.  Termination will not affect the accrued rights and obligations of the parties at the date of termination.

3	EPMA Application Process

3.1	Grant of the Application Sale Interest The parties acknowledge and agree as follows:

(a)
EPMA 17087 and MPA 18209 are applications for exploration tenements under the Mining Act (EPM Applications) by Paradise with associated applications for Environmental Authorities (EA Applications), both of which are yet to be granted;

(b)	that until granted the Applications cannot be transferred to Paradise; and

(c)	from Completion and until the EPM Applications and the associated EA Applications are granted, Legend will hold them on trust for Paradise.

3.2	EPM Application Matters Following Completion, Legend must use its best endeavours to cause as soon as practicably possible:

(a)	the grant of the EPM Applications under the Mining Act in Legend’s name; and

(b)	either of:

(i)	Legend obtaining the Minister’s notice of approval in writing to the transfer of the EPM Applications to Paradise; and

(ii)	receipt of notification of registration from the Minister to Paradise as the owners of the EPM Applications,

(collectively EPM Application Matters).

3.3	Obligations in respect of EPM Application Matters Each party must:

(a)	cooperate with the other parties and use its best endeavours to ensure that the EPM Application Matters are fulfilled as soon as reasonably possible following Completion;

(b)	sign and deliver all documents and do everything necessary or desirable to carry out its obligations under this clause 3;

(c)	keep the other parties regularly informed of the status of any discussions or negotiations with relevant third parties regarding the EPM Application Matters; and

(d)	promptly notify the other parties when the EPM Application Matters have been satisfied or has become incapable of being fulfilled.

4	Sale and purchase of Phosphate Sale Interest

4.1	Agreement Legend agrees to sell and Paradise agrees to purchase the Phosphate Sale Interest from Legend for the Consideration with effect:

(a)
in the case of the Assets, on and from the Effective Date including all obligations in relation to the Assets (including those under the Mining Act and under the Environmental Protection Act 1994 (Qld)) falling due for observance and performance on and from the Effective Date; and

(b)	in the case of the EPM Applications and associated EA Applications in accordance with clause 3.

4.2	Title and risk Subject to clause 3, title to property in, and risk in, the Phosphate Sale Interest remains with Legend and passes to Paradise on Completion.

4.3	Consideration The consideration for the Phosphate Sale Interest is the issue to Legend of 100,000,000 ordinary shares in Paradise (Consideration).

5	Conduct before Completion

5.1	Legend’s conduct involving the Phosphate Sale Interest Until Completion, Legend must:

(a)	manage the Phosphate Sale Interest in the normal manner (having regard to the nature of the Phosphate Sale Interest, good commercial practice and compliance with applicable laws);

(b)	provide Paradise with a copy of any material correspondence involving the Phosphate Sale Interest that is received from any third party;

(c)
do all things necessary and within Legend’s control to enable the transfer of the Assets to Paradise in accordance with this document and in the case of the Applications, following grant of those Applications; and

(d)	use best endeavours to obtain grant of the EPM Applications.

5.2	Conduct requiring the consent of Paradise Until Completion, Legend must ensure that, unless required to or contemplated by this document, it does not without the written consent of Paradise:

(a)	Deal With the Phosphate Sale Interest;

(b)
do anything, or fail to do anything, or (to the extent a matter is within Legend’s control) allow anything to happen, that would make a Legend Warranty materially untrue, incomplete or inaccurate or materially misleading or deceptive; and

(c)	surrender, fail to renew or allow to lapse any Authorisation or the Tenements (other than the relinquishment of sub-blocks required under the Mining Act and the terms of the Tenements).

5.3	Liabilities

(a)	All Liabilities relating to the Phosphate Sale Interest arising before the Effective Date are the responsibility of Legend.

(b)	Subject to Completion occurring, all Liabilities relating to the Phosphate Sale Interest arising on or after the Effective Date are the responsibility of Paradise.

6	Completion

6.1	Time and place for Completion Completion will take place at the offices of Legend at 10.00am on the Completion Date or such other time and place as agreed by the parties.

6.2	Obligations of Legend on Completion On Completion, Legend must deliver to Paradise:

(a)	subject to clause 3, absolute ownership of and title to the Assets free from Encumbrances (other than the Existing Encumbrances);

(b)
executed instruments of assignment together with such other documents (including declarations) required by the Mining Act or the Environmental Protection Act 1994 (Qld) to be signed by Legend to transfer the Tenements and Environmental Authorities to Paradise; and

(c)
any other document reasonably required in order to vest full, access, management, ownership, title, possession and benefit of the Assets in Paradise (including by providing originals of all documents of title relating to the Assets, as required, to enable registration of the transfer of the Assets).

6.3	Obligations of Paradise on Completion On Completion, Paradise must:

(a)	issue the shares in Paradise to Legend comprising the Consideration;

(b)	accept from Legend all documents delivered by Legend under clause 6.2 to the extent of the Assets; and

(c)	do, execute and deliver all such other acts and documents that this document requires Paradise to do, execute or deliver at Completion.

6.4	Obligations on Completion The parties acknowledge that:

(a)	the obligations in clauses 6.2 and 6.3 are interdependent, and that no action under those clauses will be effective unless all actions under those clauses have been effected; and

(b)	all actions performed under clauses 6.2 and 6.3 will be taken to have occurred simultaneously at Completion.

6.5	Obligations following Completion

(a)
As soon as practicable following Completion, and in any event by no later than seven days after the Completion Date, Paradise agrees to lodge all necessary documentation for the transfer of the Tenements and Environmental Authorities to Paradise with the relevant Government Agencies and provide a substitute security deposit for the Security Deposits lodged by Legend.

(b)
Following Completion, Legend must do all such things as Paradise reasonably requires to cause Paradise to become registered as the holder of the Assets (including by providing originals of all documents of title relating to the Assets, as required, to enable registration of the transfer of the Assets).

(c)	Following Completion, Paradise must do all things reasonably necessary (and Legend must do all things reasonably necessary to assist it) to keep the Assets in good standing.

7	Contracts

7.1	Assignment Subject to clauses 7.2 and 7.3 and from Completion:

(a)	Legend assigns the benefit of the Contracts to Paradise; and

(b)	Paradise accepts that assignment.

7.2	Legend indemnity Legend indemnifies Paradise against any Losses incurred by Paradise from any breach of any of the Contracts before Completion.

7.3	Consent If the consent of a person is needed for the assignment of a Contract to Paradise:

(a)	this document assigns that Contract only to the extent that the assignment would not breach the Contract;

(b)	Legend and Paradise must each use reasonable endeavours to obtain that consent before Completion; and

(c)
Legend and Paradise must promptly sign every document reasonably required by the third party to obtain the consent of the third party and satisfy all reasonable requirements of any third party to a Contract including providing all information reasonably requested by the third party.

7.4
Hold Contract for Buyer’s benefit

If, despite using reasonable endeavours, Legend is unable to obtain the assignment of any Contract to Paradise, then after Completion Legend must to the extent it lawfully can, hold the benefit of the Contract for Paradise.

8	Warranties and representations

8.1	Mutual warranties and representations Each party represents and warrants to the other that, as at the date of this document and as at the Completion Date:

(a)	(status) it is a company limited by shares incorporated and existing under the laws of its country of incorporation, and an Insolvency Event does not affect the party;

(b)	(power) it has full legal capacity and power to enter into, exercise its rights and perform its obligations under this document;

(c)
(authorisation) subject to satisfaction of the Conditions Precedent, all conditions and things required by applicable law to be fulfilled or done in order to enable it lawfully to enter into, and exercise its rights and perform its obligations under this document have been fulfilled or done; and

(d)
(obligations binding) this document constitutes legally binding obligations enforceable against it in accordance with its terms (except to the extent limited by equitable principles and laws affecting creditors' rights generally).

8.2
Legend’s warranties and representations

In addition to the warranties given by it in clause 8.1, Legend represents and warrants to Paradise that as at the date of this document and as at the Completion Date:

(a)	(owner) Legend is the registered holder and beneficial owner of an unencumbered (100% interest in the Assets (subject to the Existing Encumbrances);

(b)	(right to transfer) Legend has (subject to the satisfaction of the Conditions Precedent) full right, title and authority to transfer to Paradise the Phosphate Sale Interest; and

(c)
(good standing) each of the Tenements and the Environmental Authorities are in good standing and not liable to cancellation or forfeiture and Legend is not aware of any circumstances that may give rise to such cancellation or forfeiture.

8.3	Application of warranties Each Legend Warranty:

(a)	does not merge on, and remains in full force after Completion; and

(b)	must be construed independently and is not limited by reference to another warranty.

8.4	Breach of warranties

(a)
If a party breaches any of its respective warranties (Breaching Party), it must promptly give the other party (Non-Breaching Party) written notice containing full details of the relevant fact, matter or circumstance giving rise to that breach (Disclosure Notice).

(b)	A Non-Breaching Party may, on or before Completion, terminate this document under clause 8 for a material breach by a Breaching Party of a Paradise Warranty or a Legend Warranty.

8.5
Indirect or consequential loss or damage

Regardless of any other term in this document, neither party will be under any liability to the other party in respect of any indirect or consequential loss or damage (including for loss of business revenue, loss of profits or failure to realise expected profits or savings, or diminution in value) in connection with the arrangements contemplated by this document, whether the claim is based on breach of contract, warranty, negligence or any other cause of action.

8.6
Time limit to bring Claim

If Paradise becomes aware of any facts that might give rise to a Claim under any Legend Warranty, Paradise must give written notice to Legend setting out reasonable particulars within six months of Completion following which no further Claim can be made by Paradise.

8.7	Minimum quantum of Claim Paradise must not make a Claim against Legend for a breach of any Legend Warranty for less than $50,000.

8.8	Maximum liability The maximum aggregate liability of Legend for any Losses claimed or incurred by Paradise for any breach of the Legend Warranties is 100% of the Consideration.

9	Announcements and confidentiality

9.1	Agreement to remain confidential Subject to clause 9.2, the parties must keep confidential the terms of this document, their negotiations and information relating to the Phosphate Sale Interest.

9.2	Exceptions A party may disclose the details and subject matter of this document or information relating to the Phosphate Sale Interest:

(a)	if the other party gives its written approval, which consent must not be unreasonably withheld;

(b)
if the disclosure is to the disclosing party’s Related Bodies Corporate, employees, consultants, professional advisers, bankers, financial advisers and financiers of the disclosing party or its Related Bodies Corporate or to a person whose consent is required under this document, or for a transaction contemplated by this document, on a need to know basis;

(c)	if the disclosure is required for the purposes of any court proceeding involving a dispute arising out of this document;

(d)	if the disclosure is made to comply with any applicable law or the requirements of any regulatory body (including any relevant stock exchange); or

(e)	that is generally available in the public domain other than as a result of a breach of this document by the party;

(f)	to any third party to whom disclosure is required in order to procure the satisfaction of the Conditions Precedent; or

(g)
to any other third party (with the prior written consent of the other party, and that consent must not to be unreasonably withheld), if the third party is, before disclosure, under an obligation to keep the information disclosed to it confidential under a confidentiality undertaking in a form acceptable to the other parties acting reasonably.

9.3
Public announcement

If any party wishes to publish any public statement (including a press release) about or in any way connected with this document or the transactions contemplated by it, then, to the extent permitted by law or the rules of any recognised stock exchange, that party must notify and, where practicable, give a copy of the public statement to the other parties before the issue of the public statement.

10	Default Event

10.1	Default Events Each of these events or circumstances is a Default Event:

(a)	if a party fails to remedy any breach of its material obligations under this document within 14 days after a written demand for remedy has been made by the other party;

(b)	if an Insolvency Event occurs to a party; or

(c)	if any party commits any criminal offence that affects or compromises the operation of this document.

10.2	Condition of this document It is a condition of this document that no Default Event occurs.

10.3	Results of a Default Event If a Default Event happens to a party (Defaulting Party), the other party (Non-defaulting Party), in addition to any other rights the Non-defaulting Party may have, may:

(a)	affirm this document by written notice and:

(i)	sue the Defaulting Party for specific performance and damages; or

(ii)	sue the Defaulting Party for damages in lieu of specific performance; or

(b)	by written notice to the Defaulting Party terminate this document and sue the Defaulting Party for damages.

10.4
Affirmation does not waive breach

If there is a subsequent Default Event after a notice of affirmation is given under clause 10.3(a) (Subsequent Default Event), the Non-defaulting Party may subsequently terminate this document under clause 10.3(b), and its affirmation of this document under clause 10.3(a) in relation to the earlier Default Event does not amount to a waiver of the Subsequent Default Event.

10.5	Results of termination On the date the Non-defaulting Party terminates this document under clause 10.3(b), all rights and obligations under this document terminate, other than:

(a)	the Continuing Clauses;

(b)	this clause 10.5; and

(c)	rights and obligations that accrue before that date.

11	GST

11.1	GST exclusive Except under this clause, the consideration for a Supply made under or in connection with this document (including for avoidance of doubt, the Consideration) does not include GST.

11.2	Sale of a going concern

(a)
Legend and Paradise agree that the supply of the Phosphate Sale Interest made by Legend to Paradise under this document constitutes the Supply of a going concern for the purposes of section 38-325 of the GST Act, unless the Commissioner of Taxation subsequently determines, for whatever reason, that the Supply of all or part of the Phosphate Sale Interest is a Taxable Supply.

(b)
Legend and Paradise acknowledge and agree that they will take all reasonable steps and do all reasonable things necessary to ensure that the Supply of the Phosphate Sale Interest is treated as a GST-free Supply of a going concern.

(c)
if the Commissioner subsequently determines the supply of the Phosphate Sale Interest is a Taxable Supply, then the Supplier must give the Recipient a Tax Invoice for the Supply and the Recipient must pay the Supplier the GST Amount in respect of that Supply within three Business Days of:

(i)	if the Input Tax Credit results in a refund for the Recipient for that tax period, the date of issue of the refund; and

(ii)	otherwise, the due date of payment of any GST Amount for that period.

11.3
Taxable Supply

If a Supply other than the Phosphate Sale Interest made under or in connection with this document is a Taxable Supply, then at or before the time the consideration for the Supply is payable:

(a)	the Recipient must pay the Supplier an amount equal to the GST for the Supply (in addition to the consideration otherwise payable under this document for that Supply); and

(b)	the Supplier must give the Recipient a Tax Invoice for the Supply.

11.4
Reimbursement or indemnity

If either party has the right under this document to be reimbursed or indemnified by another party for a cost incurred in connection with this document, that reimbursement or indemnity excludes any GST component of that cost for which an Input Tax Credit may be claimed by the party being reimbursed or indemnified, or by its Representative Member, Joint Venture Operator or other similar person entitled to the Input Tax Credit (if any).

12	General

12.1	Amendments This document may only be amended by written agreement between all parties.

12.2	Assignment

(a)	Subject to clause 12.2(b), each party may only assign this document or a right under this document with the written consent of the other party whose consent may not be unreasonably withheld.

(b)	On or before completion, Legend may nominate another party as the purchaser to enter into the transaction documents.

12.3	Counterparts This document may be executed in any number of counterparts. All counterparts together make one instrument.

12.4	No merger The rights and obligations of the parties under this document do not merge on completion of any transaction contemplated by this document.

12.5	Entire agreement

(a)	This document supersedes all previous agreements about its subject matter and embodies the entire agreement between the parties.

(b)
Any statement, representation, term, warranty, condition, promise or undertaking made, given or agreed to in any negotiation, arrangement, understanding or agreement, has no effect except to the extent expressly set out or incorporated by reference in this document.

12.6	Further assurances Each party must do all things necessary to give effect to this document and the transactions contemplated by it.

12.7	No waiver

(a)	The failure of a party at any time to require full or partial performance of any provision of this document does not affect in any way the right of that party to require that performance subsequently.

(b)	A single or partial exercise of or waiver of the exercise of any right, power or remedy does not preclude any other or further exercise of that or any other right, power or remedy.

(c)	A right under this document may only be waived in writing signed by the party granting the waiver, and is effective only to the extent specifically set out in that waiver.

12.8	Governing law and jurisdiction

(a)	Queensland law governs this document.

(b)	Each party irrevocably submits to the non-exclusive jurisdiction of the Queensland courts and courts competent to hear appeals from those courts.

12.9
Severability

A clause or part of a clause of this document that is illegal or unenforceable may be severed from this document and the remaining clauses or parts of the clause of this document continue in force.

12.10	Costs

(a)	Subject to clause 12.10(b) each party bears its own costs in relation to the preparation and signing of this document.

(b)
Unless otherwise provided in this document, Paradise must pay all stamp duty and other taxes of a similar nature (including fines, penalties and interest) on this document and on any instrument or other document executed to give effect to this document.

12.11	Notices

(a)
All notices, requests, consents and other documents authorised or required to be given by or under this document must be given in writing and either personally served or sent by fax addressed as follows:

Legend

Attention:	Director
Address:	Level 8, 580 St Kilda, Melbourne, Victoria 3000
Fax:	+61 3 8532 2805

Paradise

Attention:	Director
Address:	Level 8, 580 St Kilda, Melbourne, Victoria 3000
Fax:	+61 3 8532 2805

(b)	Notices, requests, consents and other documents (Notices) are considered served or given:

(i)
if personally served by being left at the address of the party to whom the Notice is given between the hours of 9.00am and 5.00pm on any Business Day, then in such case at the time the Notice is so delivered;

(ii)	if sent by fax, then in such case when successfully transmitted during business hours, or if not during business hours, then when business hours next commence; and

(iii)	any party may change its address for receipt of Notices at any time by giving notice to each other party.

Schedule 1

Tenements

(a)	EPM 14753;

(b)	EPM 15014;

(c)	EPM 15015;

(d)	EPM 15763;

(e)	EPM 16942;

(f)	EPM 17330;

(g)	EPM 17333;

(h)	EPM 17441;

(i)	EPM 17446;

(j)	EPM 17443;

(k)	EPM 17447;

(l)	ML 90190;

(m)	ML 90191;

(n)	MLA 90197;

(o)	MLA 90210;

(p)	MLA 90221;

(q)	MLA 90222;

(r)	MLA 90223;

(s)	MLA 90224;

(t)	MLA 90225;

(u)	MLA 90226; and

(v)	MLA 90227.

Execution

EXECUTED as an agreement

Signed by
Legend Holdings International Inc by its duly authorised officer on 7/2/2012 in the presence of:		/s/ J I Gutnick
ÙSignature of Authorised Officer

	/s/ P J Lee		/s/ J I Gutnick
Ù	Signature of witness	Ù	Full Name of Authorised Officer
	P J Lee		DIRECTOR
Ù	Name of witness (print)	Ù	Office Held

Executed by
Paradise Phosphate Pty Ltd ACN 154 180 882 on 7/2/2012 by:

	/s/ P J Lee		/s/ J I Gutnick
Ù	Secretary	Ù	Director

	P J Lee		J I Gutnick
Ù	Full name of Secretary	Ù	Full name of Director